UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO

NORFOLK SOUTHERN CORPORATION

2024 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 9, 2024

On March 20, 2024, Norfolk Southern Corporation (the “Company,” “we,” “us,” “our”) filed its definitive proxy statement and notice of annual meeting of shareholders (the “Proxy Statement”) relating to proxies being solicited by the Company’s Board of Directors (the “Board”) with respect to the Company’s 2024 Annual Meeting of Shareholders to be held virtually on Thursday, May 9, 2024 (the “Annual Meeting”). This Proxy Statement supplement dated March 21, 2024 (the “Supplement”) supplements the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement and related proxy materials and replaces and supersedes any inconsistent information set forth in the Proxy Statement. Capitalized terms used and not defined herein have meanings as defined in the Proxy Statement.

This Supplement describes a recent change in the proposed nominees for election to the Board by Ancora Catalyst Institutional, LP (together with its affiliates and associates, “Ancora”) and EdgePoint Investment Group, Inc. (together with its affiliates and associates, “EdgePoint,” and together with Ancora, the “Investor Group”).

WITHDRAWAL OF INVESTOR GROUP NOMINEE FOR ELECTION TO THE BOARD

On Wednesday, March 20, 2024, the Company received a supplement (the “Supplemental Notice”) to the Amended and Restated Notice of Nomination of Candidates for election to the Board. The Supplemental Notice states that Nelda J. Connors will no longer be a nominee for election to the Board. As a result, there are seven candidates nominated by the Investor Group rather than eight. As stated in the Proxy Statement, the Board does NOT endorse the Investor Group Nominees, and unanimously recommends that you vote “FOR” ONLY for the 13 nominees proposed by the Board.

Voting Matters

None of the other agenda items presented in the Proxy Statement are affected by this Supplement, and shares represented by proxy cards returned before the Annual Meeting will be voted with respect to all other matters properly brought before the Annual Meeting as instructed on the form. An updated proxy card for the Annual Meeting is included with this Supplement and will be mailed to shareholders with the Proxy Statement.

Information regarding how to vote your shares and revoke already submitted proxies is available in the Proxy Statement under the caption “Voting and Proxies.” The Proxy Statement and this Supplement have been filed with the SEC and are also available at www.proxyvote.com.

THIS IS THE WHITE PROXY CARD

NORFOLK SOUTHERN

NORFOLK SOUTHERN CORPORATION
C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO
VIEW MATERIALS & VOTE

Vote 24 Hours a Day, 7 Days a Week by Internet or Mail.

Have your proxy card in hand when voting by internet and follow the instructions below.

VOTE BY INTERNET - Access www.ProxyVote.com and enter the control number indicated on your proxy card or scan the QR Barcode above. Use the Internet to transmit your voting instructions. VOTING INSTRUCTIONS SUBMITTED BY INTERNET MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON MAY 8, 2024.

VOTE BY MAIL - Mark, sign and date your proxy card and return the entire card in the envelope provided, or if you have misplaced the envelope, mail to the return address shown in the upper left of this card. BE CAREFUL NOT TO MARK MORE THAN 13 NOMINEES "FOR."

Please FOLD and return this entire card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41652-P06301

NORFOLK SOUTHERN CORPORATION

1. Election of Directors – YOU MAY VOTE "FOR" NO MORE THAN 13 NOMINEES

Election of 13 directors for a term to end as of the 2025 annual meeting of shareholders or until their successors are duly elected and qualified. You may mark "FOR" with respect to up to only 13 nominees in total. If you vote "FOR" with respect to fewer than 13 nominees, your shares will be voted "FOR" only with respect to those nominees you have so marked. If you vote "FOR" with respect to more than 13 nominees, your vote on Item 1 regarding election of directors will be invalid and will not be counted. **If you sign and return your proxy card and do not specify how you want your shares to be voted, your shares will be voted "FOR" each of the Norfolk Southern Corporation nominees only.**

The Board of Directors recommends you vote "FOR" ONLY the 13 Norfolk Southern Corporation nominees set forth below:	For	Withhold
1a. COMPANY RECOMMENDED NOMINEE: Richard H. Anderson	☐	☐
1b. COMPANY RECOMMENDED NOMINEE: Philip S. Davidson	☐	☐
1c. COMPANY RECOMMENDED NOMINEE: Francesca A. DeBiase	☐	☐
1d. COMPANY RECOMMENDED NOMINEE: Marcela E. Donadio	☐	☐
1e. COMPANY RECOMMENDED NOMINEE: Mary Kathryn "Heidi" Heitkamp	☐	☐
1f. COMPANY RECOMMENDED NOMINEE: John C. Huffard, Jr.	☐	☐
1g. COMPANY RECOMMENDED NOMINEE: Christopher T. Jones	☐	☐
1h. COMPANY RECOMMENDED NOMINEE: Thomas C. Kelleher	☐	☐
1i. COMPANY RECOMMENDED NOMINEE: Amy E. Miles	☐	☐
1j. COMPANY RECOMMENDED NOMINEE: Claude Mongeau	☐	☐
1k. COMPANY RECOMMENDED NOMINEE: Jennifer F. Scanlon	☐	☐
1l. COMPANY RECOMMENDED NOMINEE: Alan H. Shaw	☐	☐
1m. COMPANY RECOMMENDED NOMINEE: John R. Thompson	☐	☐

Ancora nominees OPPOSED by Norfolk Southern Corporation:	For	Withhold
1n. NOMINEE OPPOSED BY THE COMPANY: Betsy Atkins	☐	☐
1o. NOMINEE OPPOSED BY THE COMPANY: James Barber, Jr.	☐	☐
1p. NOMINEE OPPOSED BY THE COMPANY: William Clyburn, Jr.	☐	☐
1q. NOMINEE OPPOSED BY THE COMPANY: Sameh Fahmy	☐	☐
1r. NOMINEE OPPOSED BY THE COMPANY: John Kasich	☐	☐
1s. NOMINEE OPPOSED BY THE COMPANY: Gilbert Lamphere	☐	☐
1t. NOMINEE OPPOSED BY THE COMPANY: Allison Landry	☐	☐

The Board of Directors recommends you vote "FOR" the following proposals:	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2024	☐	☐	☐
3. Approval of the advisory resolution on executive compensation	☐	☐	☐

The Board of Directors recommends you vote "AGAINST" the following proposals:	For	Against	Abstain
4. A shareholder proposal regarding an annual report on lobbying activities, policies, and communications, if properly presented	☐	☐	☐
5. The Ancora Bylaw Proposal to repeal any provision or amendment of Norfolk Southern's Bylaws adopted by the Board without shareholder approval after July 25, 2023, if properly presented	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and other related materials are available at www.proxyvote.com.V41653-P06301NORFOLK SOUTHERN CORPORATIONPROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2024 THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints and authorizes Nabanita C. Nag and Denise W. Hutson and each or any of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of Norfolk Southern Corporation common stock held by the undersigned with the same force and effect as the undersigned at the Annual Meeting of Shareholders of Norfolk Southern Corporation to be held virtually at www.virtualshareholdermeeting.com/NSC2024 on Thursday, May 9, 2024, at 8:30 a.m., Eastern Daylight Time, and at any adjournments, postponements, or rescheduling thereof, upon the matters more fully set forth in the Proxy Statement dated March 20, 2024, and to transact such other business as properly may come before the meeting.The undersigned acknowledges receipt of the Notice and Proxy Statement dated in each case March 20, 2024. All other proxies heretofore given by the undersigned to vote shares of Norfolk Southern Corporation common stock are expressly revoked hereby.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE OTHER SIDE BY THE UNDERSIGNED SHAREHOLDER. If no such direction is made, the proxy will be voted as to all shares of the undersigned “FOR” each of the 13 nominees recommended by the Board in Item 1; “FOR” Items 2 and 3; and “AGAINST” Items 4 and 5. If you vote “FOR” with respect to fewer than 13 nominees, your shares will be voted “FOR” only with respect to those nominees you have so marked. If you vote “FOR” with respect to more than 13 nominees, your vote on Item 1 regarding the election of directors will be invalid and will not be counted.In their discretion, the proxies are each authorized to vote upon other business as may properly come before the Annual Meeting.YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY(continued on the reverse side)